                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                  Date of report: July 18, 2000
                                  Newcourt Equipment Trust Securities 1999-1


 A New York                    Commission File               I.R.S. Employer
Corporation                      No. 108-2255                No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT

DETERMINATION DATE:      JULY 18, 2000      PAYMENT DATE:      JULY 20, 2000
COLLECTION PERIOD:       JUNE 30, 2000


ITEM 5. OTHER

     I. INFORMATION REGARDING THE CONTRACTS
          1. CONTRACT POOL PRINCIPAL BALANCE
              a.    Beginning of Collection period                              $ 1,299,905,522
              b.    End of Collection Period                                    $ 1,253,800,037
              c.    Reduction for Collection Period                             $    46,105,486
          2.  DELINQUENT SCHEDULED PAYMENTS
              a.    Beginning of Collection Period                              $    22,702,046
              b.    End of Collection Period                                    $    22,786,056
          3.  LIQUIDATED CONTRACTS
              a.    Number of Liquidated Contracts                                          228
                    with respect to Collection Period                                        --
              b.    Required Payoff Amounts of Liquidated Contracts             $     7,508,132
              c.    Total Reserve for Liquidation Expenses                      $             -
              d.    Total Liquidation Proceeds Received (1)                     $     2,910,168
              e.    Liquidation Proceeds Allocated to Owner Trust               $     2,899,462
              f.    Liquidation Proceeds Allocated to Depositor                 $        10,705
              g.    Current Realized Losses                                     $     4,608,670
          4.  PREPAID CONTACTS
              a.    Number of Prepaid Contracts with respect                                664
                    to Collection Period                                                     --
              b.    Required Payoff Amounts of Prepaid Contracts                $     4,985,157
          5.  PURCHASED CONTRACTS (BY TCC)
              a.    Number of Contracts Purchased by TCC with                                 9
                    respect to Collection Period                                             --

              b.    Required Payoff Amounts of Purchased Contracts              $        62,021

          6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                              ---------------------------------------------------------------------------------------
                                                                                                % OF AGGREGATE
                                     NUMBER OF              % OF         AGGREGATE REQUIRED     REQUIRED PAYOFF
                                     CONTRACTS           CONTRACTS         PAYOFF AMOUNTS           AMOUNTS
                              ---------------------------------------------------------------------------------------
          a.    Current                71,398              92.16%          $ 1,159,108,943          90.80%
          b.    31-60 days             3,338               4.31%              $ 68,074,939           5.33%
          c.    61-90 days             1,346               1.74%              $ 20,686,154           1.62%
          d.    91-120 days             559                0.72%               $ 8,358,334           0.65%
          e.    120+ days               834                1.08%              $ 20,357,723           1.59%
          f.    Total                  77,475             100.00%          $ 1,276,586,093         100.00%


          7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

          --------------------------------------------------------------------------------------------------------------------
                                         % OF                       % OF                    % OF                % OF
                                      AGGREGATE                  AGGREGATE               AGGREGATE            AGGREGATE
                                   REQUIRED PAYOFF            REQUIRED PAYOFF         REQUIRED PAYOFF      REQUIRED PAYOFF
               COLLECTION              AMOUNTS                    AMOUNTS                 AMOUNTS              AMOUNTS
                PERIODS           31-60 DAYS PAST DUE        61-90 DAYS PAST DUE     91-120 DAYS PAST DUE 120+ DAYS PAST DUE
          --------------------------------------------------------------------------------------------------------------------
                6/30/00                 5.33%                      1.62%                   0.65%                1.59%
                5/31/00                 4.46%                      1.34%                   1.58%                1.14%
                4/30/00                 4.98%                      2.18%                   1.14%                1.00%
                3/31/00                 4.75%                      1.85%                   0.64%                1.57%
                2/29/00                 5.79%                      1.90%                   0.98%                1.42%
                1/31/00                 4.48%                      2.09%                   1.06%                1.31%
                12/31/99                5.04%                      1.44%                   1.08%                1.14%
                11/30/99                4.25%                      1.36%                   0.61%                1.10%
                10/31/99                3.70%                      1.22%                   0.79%                1.05%
                9/30/99                 3.65%                      1.06%                   0.98%                0.35%
                8/31/99                 3.34%                      2.02%                   0.49%                0.01%

         8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                             ---------------------------------------------------------------------------------
                                                    COLLECTION     3 COLLECTION     6 COLLECTION PERIODS   CUMULATIVE SINCE
                                                      PERIOD      PERIODS ENDING           ENDING            CUT-OFF DATE
                                                     JUNE-00         JUNE-00              JUNE-00
                                             ---------------------------------------------------------------------------------
          a.    Number of Liquidated                   228             791                 1,761                 2,454
                Contracts
          b.    Number of Liquidated                  0.264%          0.918%               2.043%               2.847%
                Contracts as a Percentage
                of Initial Contracts
          c.    Required Payoff Amounts of          7,508,132       20,856,742           41,043,345           56,254,425
                Liquidated Contracts
          d.    Liquidation Proceeds Allocated      2,899,462       8,365,030            15,548,054           15,594,753
                to Owner Trust
          e.    Aggregate Current Realized          4,608,670       12,491,713           25,495,291           40,659,672
                Losses
          f.    Aggregate Current Realized            0.251%          0.680%               1.389%               2.215%
                Losses as a Percentage of
                Cut-off Date Contract Pool
                Principal Balance


II. INFORMATION REGARDING THE SECURITIES
     1. SUMMARY OF BALANCE INFORMATION

      ---------------------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
          CLASS           COUPON          JUNE 20, 2000         JUNE 20, 2000          MAY 22, 2000            MAY 22, 2000
                           RATE            PAYMENT DATE          PAYMENT DATE          PAYMENT DATE            PAYMENT DATE
      ---------------------------------------------------------------------------------------------------------------------------
     a. Class A-1 Notes   5.971300%               $0                 0.00000                  $0                   0.00000
     b. Class A-2 Notes   6.310000%          $101,448,536            0.55259             $145,974,313              0.79512
     c. Class A-3 Notes   6.951250%          $679,271,171            1.00000             $679,271,171              1.00000
     d. Class A-4 Notes   7.180000%          $318,523,103            1.00000             $318,523,103              1.00000
     e. Class A-5 Notes   6.990000%           $48,832,520            0.72874              $50,328,218              0.75106
     f. Class B Notes     7.070000%           $22,948,351            1.00000              $22,948,351              1.00000
     g. Class C Notes     7.210000%           $50,486,371            1.00000              $50,486,371              1.00000
     h. Class D Notes     7.960000%           $55,076,041            1.00000              $55,076,041              1.00000
     i. Total                N.A.          $1,276,586,093            0.69536           $1,322,607,568              0.72043


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,276,586.093. and the CCA Balance is 71,593,882.


     2. MONTHLY PRINCIPAL AMOUNT
         a.    Principal Balance of Notes and Equity Certificates
               (End of Prior Collection Period)                                          $   1,322,607,568
         b.    Contract Pool Principal Balance (End of Collection Period)                $   1,253,800,037
         c.    Monthly Principal Amount                                                  $      68,807,531
     3.  GROSS COLLECTIONS
         a.    Scheduled Payments Received                                               $      42,944,774
         b.    Liquidation Proceeds Allocated to Owner Trust                             $       2,899,462
         c.    Required Payoff Amounts of Prepaid Contracts                              $       4,985,157
         d.    Required Payoff Amounts of Purchased Contracts                            $          62,021
         e.    Proceeds of Clean-up Call                                                 $              --
         f.    Investment Earnings on Collection Account and Note Distribution Account   $         273,047
         g.    Total Gross Collections (sum of (a) through (f))                          $      51,164,461
     4.  DETERMINATION OF AVAILABLE FUNDS
         a.    Total Pledged Revenues                                                    $      51,164,461
         b.    Withdrawal from Cash Collateral Account                                   $       3,580,304
         c.    Total Available Funds                                                     $      54,744,765
     5.  CLASS A-3 SWAP
         a.    Payment Details
               1.  Class A-3 Principal Amount                                            $              --
               2.  Class A-3 Assumed Fixed Rate                                                     6.8360%
               3.  Class A-3 Assumed Fixed Rate Count (30/360)                                 0.083333333
               4.  Class A-3 Interest Rate (Libor + .30%)                                          6.95125%
               5.  Class A-3 Interest Rate Day Count (Actual/360)                              0.083333333
         b.    Net Payment Calculation
               1. Class A-3 Assumed Fixed Payment to Swap Provider                       $       3,869,581
               2. Class A-3 Interest Payment                                             $       3,934,820
               3. Class A-3 Swap Payment From/(To) the Trust                             $        (65,238)

     6.  APPLICATION OF AVAILABLE FUNDS

     --------------------------------------------------------------------------------------------------------------------
                                   ITEM                        AMOUNT            REMAINING AVAILABLE FUNDS
     --------------------------------------------------------------------------------------------------------------------
     a.    Total Available Funds                                                    $           54,744,765
     b.    Servicing Fee                                 $             1,083,255    $           53,661,511
     c.    Interest on Notes:
           i) Class A-1 Notes                            $                    --    $           53,661,511
           ii) Class A-2 Notes                           $               767,582    $           52,893,929
           iii) Class A-3 Net Swap                       $               (65,238)   $           52,959,167
           iv) Class A-3 Notes                           $             3,934,820    $           49,024,348
           v) Class A-4 Notes                            $             1,905,830    $           47,118,518
           vi) Class A-5 Notes                           $               293,162    $           46,825,356
           vii) Class B Notes                            $               135,204    $           46,690,152
           viii) Class C Notes                           $               303,339    $           46,386,813
           ix) Class D Notes                             $               365,338    $           46,021,475
     d.    Principal of Notes

           i) Class A-1 Notes                            $                    --    $           46,021,475
           ii) Class A-2 Notes                           $            44,525,777    $            1,495,698
           iii) Class A-3 Notes                          $                    --    $            1,495,698
           iv) Class A-4 Notes                           $                    --    $            1,495,698
           v) Class A-5 Notes                            $             1,495,698    $                    0
           vi) Class B Notes                             $                    --    $                    0
           vii) Class C Notes                            $                    --    $                    0
           viii) Class D Notes                           $                    --    $                    0
     e.    Deposit to Cash                               $                    --    $                    0
           Collateral Account
     f.    Amount to be applied in
           accordance with CCA                           $                    --    $                    0
           Loan Agreement

     g     Balance, if any, to Equity                    $                    --    $                    0

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


     1. BALANCE RECONCILIATION

         ---------------------------------------------------------------------------------------------------------------------
                                                                                            JULY 20, 2000
                                       ITEM                                                  PAYMENT DATE
         ---------------------------------------------------------------------------------------------------------------------
         a.    Available Cash Collateral Amount (Beginning)                                     75,174,186
         b.    Deposits to Cash Collateral Account                                                       -
         c.    Withdrawals from Cash Collateral Account                                          3,580,304
         d.    Releases of Cash Collateral Account Surplus                                         -
               (Excess, if any of (a) plus (b) minus (c) over (f))
         e.    Available Cash Collateral Amount (End)                                           71,593,882
               (Sum of (a) plus (b) minus (c) minus (d))
         f.    Requisite Cash Collateral Amount                                                100,972,742
         g.    Cash Collateral Account Shortfall                                                29,378,860
               (Excess, if any, of (f) over (e))
     2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
         a.    For any payment date on or prior to the
               August 2000 Payment Date  to,
               and including, the August 2000 Payment Date
               1) Initial Cash Collateral Amount                                               100,972,742
         b.    For any Payment Dates after the August 2000
               Payment Date until
               the Final Payment Date, the sum of
               1) 6.60% of the Contract Pool Principal Balance                                  82,750,802
               2) The Aggregate Principal Balance of the Notes
               and the Equity Certificate Balance less the
               Contract Pool Principal Balance                                                  22,786,056
               3) Total ((1) plus (2))                                                         105,536,859
         c.    Floor equal to the lesser of
               1) 1.25% of Cut-Off Date Contract Pool Principal
               Balance ($22,948,350); and                                                       22,948,350
               2) the Aggregate Principal Balance of the Notes
               and the Equity Certificate Balance                                            1,276,586,093
         d.    Requisite Cash Collateral Amount                                                100,972,742
     3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
         a.    Interest Shortfalls                                                                      --
         b.    Principal Deficiency Amount                                                       3,580,304
         c.    Principal Payable at Stated Maturity Date of
               Class of Notes or Equity Certificates                                                    --
         d.    Total Cash Collateral Account Withdrawals                                         3,580,304

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

    -------------------------------------------------------------------------------------------------------
          DISTRIBUTION                CLASS A-1        CLASS A-2           CLASS A-3       CLASS A-4
            AMOUNTS                     NOTES            NOTES               NOTES           NOTES
    -------------------------------------------------------------------------------------------------------
    1. Interest Due                    $        --      $     767,582       $    3,934,820  $     1,905,830
    2. Interest Paid                   $        --      $     767,582       $    3,934,820  $     1,905,830
    3. Interest Shortfall                               $          --       $           --  $            --
    ((1) minus (2))
    4. Principal Paid                  $        --      $  44,525,777       $           --  $            --
    5. Total Distribution Amount       $        --      $  45,293,359       $    3,934,820  $     1,905,830
    ((2) plus (4))


    ------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION                 CLASS A-5          CLASS B             CLASS C         CLASS D
            AMOUNTS                      NOTES             NOTES               NOTES           NOTES            TOTALS
    ------------------------------------------------------------------------------------------------------------------------
    1. Interest Due                    $   293,162      $     135,204       $      303,339    $     365,338   $    7,705,274
    2. Interest Paid                   $   293,162      $     135,204       $      303,339    $     365,338   $    7,705,274
    3. Interest Shortfall              $        --      $          --       $           --    $          --   $           --
    ((1) minus (2))
    4. Principal Paid                  $ 1,495,698      $          --       $           --    $          --   $   46,021,475
    5. Total Distribution Amount       $ 1,788,860      $     135,204       $      303,339    $     365,338   $   53,726,749
    ((2) plus (4))


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

       ------------------------------------------------------------------------------------------------
                                                        AS OF END OF             AS OF END OF
                ITEM                                      JUNE-00                   MAY-00
                                                     COLLECTION PERIOD        COLLECTION PERIOD
       ------------------------------------------------------------------------------------------------
   1.  ORIGINAL CONTRACT CHARACTERISTICS
       a.    Original Number of Contracts                  86,204                    N.A.
       b.    Cut-Off Date Contract Pool                1,835,868,028                 N.A.
             Principal Balance
       c.    Original Weighted Average                     47.00                     N.A.
              Remaining Term
       d.    Weighted Average                              55.00                     N.A.
             Original Term
   2.  CURRENT CONTRACT CHARACTERISTICS
       a.    Number of Contracts                           77,475                   78,523
       b.    Average Contract                              16,183                   16,554
             Principal Balance
       c.    Weighted Average                               39.0                     39.7
              Remaining Term

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

    -------------------------------------------------------
    PAYMENT DATE                             SINCE ISSUE
      PERIOD                                     CPR
    -------------------------------------------------------
      0            Aug-99
      1            Sep-99                       7.696%
      2            Oct-99                      10.521%
      3            Nov-99                       9.958%
      4            Dec-99                       8.758%
      5            Jan-00                       8.327%
      6            Feb-00                       9.785%
      7            Mar-00                       9.516%
      8            Apr-00                       9.315%
      9            May-00                       9.708%
     10            Jun-00                       9.706%
     11            Jul-00                       9.497%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing
        Agreement, dated as of August 1, 1999 (the "Pooling and Servicing
     Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua
       Funding Corporation, The Chase Manhattan Bank, as trustee under the
       Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and
      Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 20, 2000

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                                   AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                                   Executive Vice President, and Treasurer